Note G - Assets Held for Sale and Discounted Operations - 10-K	12 Months Ended
Dec. 31, 2011
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
NOTE G — ASSETS HELD FOR SALE AND DISCONTINUED OPERATIONS

As discussed in Note O – Legal Matters Involving the Company, during July 2010, we, VRM I and Vestin Mortgage acquired through foreclosure the RightStar property, which includes 4 cemeteries and 8 mortuaries in Hawaii.  Subsequent to our foreclosure of this property, we and VRM I acquired our manager’s interest in this property for $500,000, of which our portion was $375,000. Our manager recorded no gain or loss as a result of this transaction.   At the time of foreclosure, the RightStar assets were moved into Hawaii Funeral Services, LLC (“HFS”) of which we held 62% and VRM I held 38%.

Effective January 1, 2009, we adopted FASB's accounting standard related to business combination which required acquisition method of accounting to be used for all business combinations and for an acquirer to be identified for each business combination. This accounting standard requires an acquirer to recognize the assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exceptions. It also requires the acquirer in a business combination achieved in stages (sometimes referred to as a step acquisition) to recognize the identifiable assets and liabilities, as well as the non-controlling interest in the acquiree, at the full amounts of their fair values (or other amounts determined in accordance with the standard).

Our acquisition of HFS was accounted for in accordance with this standard and the Company has allocated the purchase price of HFS based upon the estimated fair value of the net assets acquired and liabilities assumed and the fair value of the noncontrolling interest measured at the acquisition date. The estimated fair value of HFS at the time of the acquisition totaled $14.1 million.

We performed an allocation as of the foreclosure date as follows:

Cash	$1,032,000
Preneed receivables	4,063,000
Other receivable	1,037,000
Inventory	22,000
Property and equipment	8,390,000
Other assets	523,000
Accounts payable and accrued liabilities	(842,000)
Deferred preneed revenues	(72,000)

Net assets	$14,153,000

In addition, we estimated the fair value of the non-controlling interest at $5.4 million.

Immediately upon foreclosure, we committed to a plan to sell all interests in HFS, at which point we began classifying the related assets of HFS as assets held for sale, and the related liabilities as liabilities related to assets held for sale. Additionally, we have classified HFS’s results as discontinued operations.

Assets and groups of assets and liabilities which comprise disposal groups are classified as “held for sale” when all of the following criteria are met: a decision has been made to sell, the assets are available for sale immediately, the assets are being actively marketed at a reasonable price in relation to the current fair value, a sale has been or is expected to be concluded within twelve months of the balance sheet date, and significant changes to the plan to sell are not expected. Assets held for sale are not depreciated.

Additionally, the operating results and cash flows related to these assets and liabilities are included in discontinued operations in the consolidated statements of operations and consolidated statements of cash flows for the year ended December 31, 2011.

The following is summary of net assets held for sale through November 30, 2011:

November 30, 2011
Assets:
Current Assets	$3,772,000
Preneed cemetery receivables, net	3,324,000
Cemetery property, at cost	3,140,000
Property and equipment	5,335,000
Deferred charges and other assets	1,066,000
Cemetery trust investments	44,210,000
Total assets	$60,847,000

Liabilities:
Accounts payable and accrued liabilities	$1,120,000
Deferred preneed cemetery revenues	1,752,000
Trusts’ corpus	46,228,000
Total liabilities	49,100,000

Net assets held for sale	$11,747,000

On December 1, 2011, we and VRM I closed the sale of its membership interests in HFS, including the variable interest entities of HFS, to NorthStar Hawaii, LLC (“NorthStar”).  The sale was effected pursuant to a Membership Interest Purchase Agreement dated October 3, 2011.  We received the entire purchase price at the closing resulting in net proceeds of $8,866,000. In addition to the net proceeds, we retained approximately $806,000 of the cash balance held by HFS and assumed accounts payables of approximately $38,000. Pursuant to terms of the agreement, we have an option to repurchase HFS under certain conditions from NorthStar in consideration of the full amount of the sales price for a period of 15 months following the closing of the transaction. As a result of this option, our net gain of approximately $102,000 has been recognized as “Deferred gain on sale of HFS” on the balance sheet. The gain will be recognized upon the expiration of this option.

As discussed in Note O – Legal Matters Involving the Company, in April 2006, the lenders of the loans made to RightStar, Inc. (“RightStar”) filed suit against the State of Hawaii listing 26 causes of action, including allegations that the State of Hawaii has illegally blocked the lender’s right to foreclose and take title to its collateral by inappropriately attaching conditions to the granting of licenses needed to operate the business, the pre-need trust funds and the perpetual care trust funds and that the State of Hawaii has attempted to force the lenders to accept liability for any statutory trust fund deficits while no such lender liability exists under the laws of the State of Hawaii.  The State of Hawaii responded by filing allegations against Vestin Mortgage and us alleging that these Vestin entities improperly influenced the former RightStar trustees to transfer trust funds to us.

On May 9, 2007, we, VRM I, Vestin Mortgage, the State of Hawaii and Comerica Incorporated (“Comerica”) announced that an arrangement had been reached to auction the RightStar assets.  The auction was not successful.  On June 12, 2007, the court approved the resolution agreement, which provides that the proceeds of the foreclosure sale would be allocated in part to VRM I, Vestin Mortgage and us and in part to fund the trust’s statutory minimum balances.  We, VRM I, Vestin Mortgage, the State of Hawaii and Comerica have pledged to cooperate to recover additional amounts owed to the trusts and the creditors from others. Should the recovery meet or exceed $9 million, all parties have agreed that no further litigation between the state of Hawaii and Vestin will be reinstituted related to the trust’s statutory minimum balances. The Vestin entities and the State of Hawaii signed a new agreement that would permit the foreclosure to proceed.  On October 12, 2009, the State Court approved the agreement permitting the foreclosure to proceed.  On January 25, 2010, the Circuit Court of the First Circuit for the State of Hawaii confirmed the right of us, VRM I and Vestin Mortgage, to acquire through foreclosure the RightStar assets.

An alleged trust deficiency ranging from $24.4 million to $32.7 million may have existed prior to our acquiring the RightStar properties through foreclosure. Under state law, such deficiencies are generally required to be funded. However, due to the agreement with the state of Hawaii and certain actuarial information obtained from third parties, no accrual has been recorded as of December 31, 2011.

We, VRM I., and our manager (collectively, “Vestin”) entered into a settlement agreement with Alternative Debt Portfolios, L.P. and Alternative Debt Portfolios, LLC (collectively, “ADP”). On September 22, 2008 a judgment was entered by the Hawaii Circuit Court in favor of Vestin against ADP in the amount of $1,119,000 plus interest.  ADP filed an appeal with the Intermediate Court of Appeals for the State of Hawaii and put up a cash bond of $1,972,000.  Both Vestin and ADP agreed to settle the appeal and on November 28, 2011 a Settlement and Mutual Release Agreement was agreed to whereby ADP received $800,000 from the cash bond.  Vestin received the remainder of the cash bond, less fees pertaining to the settlement, in the amount of approximately $0.1 million.  The parties agreed to a full release as part of the settlement.